U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 7, 2010

APOLLO CAPITAL GROUP, INC.
(Exact Name of registrant as specified in its Charter)

Florida	001-34296	22-3962092
State of Incorporation	Commission File No.	I.R.S. Employer
Identification No.

20900 N.E. 30th Ave., 8th Floor, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (786)     871       -        4858

n/a
(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

i

As used throughout this report, unless the context otherwise requires the terms “Apollo,” “we,” “us,” “the Company” and “our Company” refer to Apollo Capital Group, Inc. and its subsidiaries.

FORWARD-LOOKING STATEMENTS

The statements contained in this Current Report on Form 8-K that are not historical fact are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The forward-looking statements contained herein are based on current expectations that involve a number of risks and uncertainties.  These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  The Company wishes to caution the reader that its forward-looking statements that are historical facts are only predictions.  No assurances can be given that the future results indicated, whether expressed or implied, will be achieved.  While sometimes presented with numerical specificity, these projections and other forward-looking statements are based upon a variety of assumptions relating to the business of the Company, which, although considered reasonable by the Company, may not be realized.  Because of the number and range of assumptions underlying the Company’s forward-looking statements, many of which are subject to significant uncertainties and contingencies that are beyond the reasonable control of the Company, some of the assumptions inevitably will not materialize, and unanticipated events and circumstances may occur subsequent to the date of this report.  These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.  Therefore, the actual experience of the Company and the results achieved during the period covered by any particular forward-looking statements may differ substantially from those projected.  Consequently, the inclusion of forward-looking statements should not be regarded as a representation by the Company or any other person that these estimates and projections will be realized.  The Company’s actual results may vary materially.  There can be no assurance that any of these expectations will be realized or that any of the forward-looking statements contained herein will prove to be accurate.

Item 1.01. Entry Into a Material Definitive Agreement.

On July 7, 2010, Apollo entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with the shareholders of Celestial Investments Limited (“Celestial Investments”), a United Kingdom private limited company, including Ciaran S. Kelly, a director of Apollo and consummated the transaction contemplated thereby.  Pursuant to the Share Exchange Agreement, Apollo acquired all of the outstanding shares of Celestial Investments’ capital stock from its three shareholders, in exchange for the issuance of an aggregate of 6,000,000 shares of Apollo common stock, (the “Apollo Shares”) including 1,800,000 Apollo Shares to Mr. Kelly (the “Share Exchange”).  The Apollo Shares were issued pursuant to the exemption from registration afforded by Regulation S under the Securities Act.  Upon completion of the Share Exchange, Celestial Investments became a wholly-owned subsidiary of Apollo.

Celestial Investments has been appointed by Celestial Green, Ltd. (“Celestial Green”) as a sales representative in the United Kingdom and Northern Ireland for the sale of carbon credits generated by a project to reduce greenhouse gas emissions from deforestation and forest degradation, which Celestial Green intends to conduct on approximately 15.2 million hectares of land it owns or leases in the Brazilian state of Rondonia and surrounding regions (the “Rondonia Project”).  Humberto Medeiras de Moraes, our Vice President and João Borges Andrade, one of our directors, are members of Celestial Green’s management team.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Transaction

See “Item 1.01 Entry Into a Material Definitive Agreement” above for information on the Share Exchange pursuant to which Apollo acquired all of the outstanding capital stock of Celestial Investments.

Our Business

Background

Apollo was incorporated in the state of Florida on April 12, 2007 under the name “Pop Starz Publishing Corp.” as a wholly-owned subsidiary of Pop Starz Records , Inc. (“PSR”) and on June 24, 2008 changed its name to “Apollo Entertainment Group, Inc.” in connection with its spin-off to shareholders of PSR.

Apollo’s initial business, which was concluded through its initially wholly-owned subsidiary, Alpha Music Mfg. Corp. (“Alpha”) was the pressing of vinyl records, CD/CD Rom duplication and DVD duplication.

On October 19, 2009, pursuant to a Stock Purchase and Sale Agreement dated October 1, 2009, Mr. Manfred H. Wutzer acquired 15,950,237 shares (or approximately 95.8%) of the Company’s then outstanding common stock from Mrs. Michelle Tucker, the Company’s then President, Chief Executive Officer, sole director and principal shareholder (the “Change in Control Transaction”).  Upon consummation of the Change in Control Transaction, Ms. Tucker resigned from her positions with the Company and new directors and executive officers were appointed.

In connection with the Change in Control Transaction, Apollo agreed to distribute the shares of Alpha it owned, to Apollo’s shareholders of record immediately prior to the Change in Control Transaction.  A registration statement to effect such spin-off has been filed with the Securities and Exchange Commission (the “SEC”), but has not yet been declared effective.  However, as of June 30, 2010, we now own less than 50% of the outstanding shares of Alpha.

Mr. Wutzer, as the Company’s new majority shareholder and new management, elected to redirect our business activities into fields related to mining and reforestation, as they believed this would afford Apollo and its shareholders greater long-term growth potential.  Initially, following completion of the Change in Control Transaction, Apollo focused its efforts on expanding our Company’s management and identifying potential business opportunities.  On December 10, 2009, we changed our name to “Apollo Capital Group, Inc.” to better reflect our intended business plan. Ultimately, on July 7, 2010, we entered into the Share Exchange Agreement and consummated the Share Exchange.

Celestial Investments

Through Celestial Investments, our wholly-owned subsidiary, we will be a sales representative in the Untied Kingdom and Northern Ireland for the marketing of carbon credits generated by Celestial Green’s Rondonia Project.

Celestial Investments was formed in November 2008 and spent the next year in organizational activities in contemplation of its planned sales and marketing business.  Celestial Investments commenced active sales and marketing activities of carbon credits for the Rondonia Project on a “when issued basis” during the first quarter of 2010.  As of July 31, 2010, Celestial Investments has secured letters of intent for Celestial Green with various non-affiliated third parties for the sale and purchase of 8,600,00 carbon credits on a “when issued basis” at a total sales price of $45,150,000 or $5.25 per carbon credit.  Pursuant to its agreement with Celestial Green, Celestial Investments is entitled to receive a commission of ten percent (10%) of the sales price or $4,515,000, as well as reimbursement of certain out of pocket expenses.  Celestial Investments anticipates that these sales of carbon credits will commence closing either late in the third quarter or in the fourth quarter of 2010, although there can be no assurance that any of these sales will successfully close.

We intend to continue to focus our efforts on Celestial Investment’s business activities and to continue to explore the acquisition of other complementary ventures in fields relating to mining and reforestation.

Carbon Credits

A carbon credit is a generic term meaning that a value has been assigned to a reduction or offset of greenhouse gas emissions.

Greenhouse gasses such as carbon dioxide, methane, nitrous oxide, and hydroflurocarbons are generated through the burning of fossil fuels (coal, oil and natural gas).  In recent years, because of the concern about the adverse effects greenhouses gasses have on the environment, there have been increasing international attempts to mitigate the growth of greenhouse gas emissions by imposing “caps” or quotas for greenhouse gas emissions through treaties such as the Kyoto Protocol.

Under the Kyoto Protocol and other agreements, subscribing countries (which does not include the United States) are allocated quotas of greenhouse gas emissions, which are in turn allocated by respective governments to individual businesses who generate greenhouse gasses.  Each business is allocated a certain amount of carbon credits, with each carbon credit allowing the business to generate one metric ton of greenhouse gasses.  In addition, sponsors of projects designed to reduce greenhouse gas emissions through methods such as reforestation or the application of newly developed “green” technologies are similarly given carbon credits which through their sale, can generate funding for the project.

Carbon credits are traded internationally, providing businesses with cost effective options to reduce emissions either by investing in cleaner technology and/or equipment or by purchasing carbon credits from a business which uses less than its allocation or a greenhouse gas emission reduction project which generates carbon credits.  Accordingly, several exchanges have developed, principally in Europe, on which carbon credits are traded, much like stocks, bonds or commodities.

The Rondonia Project

Carbon credits can be generated by environmental projects, which are designed to reduce or offset greenhouse gas emissions.  When sold in the international market, carbon credits generated by these “offset projects” provide funding for these projects, as well as a financial incentive to undertake additional projects.

One category of offset project is a project which is targeted at Reducing Emissions from Deforestation and Forest Degradation or REDD.  Particularly since the onset of the Industrial Revolution almost two centuries ago, the earth has suffered from deforestation and forest degradation, with an increasing amount of earth’s forests either shrinking or disappearing entirely.  This has occurred for many reasons, including increases in population, commercial use of timber and conversion of forests to alternative uses, including farming and mining.  As trees and plants are the mechanism by which greenhouse gasses such as carbon dioxide are recycled by nature into oxygen, continued deforestation and forest degradation has had a significant adverse impact on greenhouse gas emissions.  Perhaps nowhere is REDD more welcome than in the ecologically sensitive Brazilian rainforest, which has faced significant human encroachment, deforestation and degradation in recent years.

REDD represents, for the first time, a tangible market mechanism to reward forest conservation, and to fight deforestation one hectare at a time, on purely economic competitive terms, and thus unleashing the efficiency of market forces.  Forest conservation, however, represents much more than climate and biodiversity.  Forests generate critical ecosystem services related to maintaining the global water cycle, preventing soil erosion, mitigation regional changes in weather patterns, etc.  Equally important, forests are the homes and provide the livelihoods to indigenous and other groups who derive their income and cultural traditions from them.  These groups would much prefer to conserve these forests, but in many cases are unable to compete with alternative land uses that reward deforestation.  Intact forests, however, should not be synonymous with idle forests.  Forest conservation is compatible with economic uses that do not imply deforestation, such as sustainable forestry management, ecotourism, bio-prospecting, and many others.  In most cases, however, and without income from carbon markets, these uses cannot provide, alone, sufficient economic incentives to stop deforestation.

The Rondonia Project is a REDD project planned to be conducted over approximately the next 30 years on approximately 15.2 million hectares of land which Celestial Green has owned or has leased in the Rondonia state of Central Brazil and surrounding regions.  This amount of land will permit Celestial Green to generate 400 carbon credits per hectare (1 hectare = 2.4956 acres), resulting in excess of 6.0 billion carbon credits.  If it successfully implements the Rondonia Project, Celestial Green will become a worldwide leader in the carbon credit market with potential revenues over the next 30 years of approximately $32.0 billion based on current market value of $5.25 per carbon credit.

The aim of the Rondonia Project is to conserve a large portion of the territory covered as rainforest, while ultimately reforesting the remainder of the land which will initially be dedicated to mining.  Celestial Green plans to sell the carbon credits generated by the Rondonia Project on the international market with a view to not only funding the Rondonia Project, but expanding its geographic scope as well.

Marketing and Sales Activities

In July 2009, Celestial Investments entered into an agreement with Celestial Green, pursuant to which Celestial Investments was retained as a sales representative in the Untied Kingdom and Northern Ireland for carbon credits generated by the Rondonia Project.  The agreement with Celestial Green provides that Celestial Investments is entitled to receive a commission of ten percent (10%) of the sales price of carbon credits it sells, as well as reimbursement of certain out of pocket expenses continues until terminated by either party on one month’s notice.

After completing its own organizational activities and advising Celestial Green in structuring the Rondonia Project, Celestial Investments commenced its sales and marketing efforts for carbon credits generated by the Rondonia Project on a “when issued” basis during the first quarter of 2010.  As of July 31, 2010, Celestial Investments has secured letters of intent for Celestial Green with various non-affiliated third parties for the sale and purchase of 8,600,000 carbon credits on a “when issued” basis, at a total sales price of $45,150,000 or $5.25 per carbon credit.  Celestial Investments anticipates that these sales of carbon credits will commence closing either late in the third quarter or in the forth quarter of 2010, although there can be no assurance that any of these sales will successfully close.

The target purchasers for carbon credits include businesses, principally in various European countries, who at present find it more economically efficient to purchase carbon credits to increase their allocation of permissible greenhouse gas emissions rather than investing capital in acquiring cleaner equipment or “green” technology.  In addition, Celestial Investments markets carbon credits to investors who trade in the market for such credits.  Celestial Investments’ sales and marketing efforts consist of directly approaching the industrial companies and other potential buyers through its existing network of business relationships and contacts.

Celestial Investments’ sales and marketing activities are overseen by Messrs. Ciaran S. Kelly and Phillip Jett, its executive officers.  In order to avoid the need for significant infrastructure, including the hiring of numerous employees, Celestial has contracted with Industry RE, an unaffiliated party, to provide it with the services of up to three sales representatives.  Industry RE is a London-based sales advisory firm.  Pursuant to the agreement with Industry RE, Celestial Investments will pay to Industry RE a commission equal to 3% of the sales price of carbon credits it sells and reimburse Industry RE for certain out-of-pocket expenses.  The agreement with Industry RE is terminable by either party upon 30 days’ written notice.

Government Regulation

At present, the trading market for carbon credits, which is relatively new, is not regulated.  No assurance can be given, however, that the market will not be so regulated in the future.  The market for carbon credits is also impacted by the extent of environmental regulation imposed by the governments of industrialized nations.  For example, the failure to date by the United States to enact comprehensive climate control legislation which imposes “caps” on greenhouse gas emissions, has diminished the attractiveness of purchasing carbon credits to U.S. businesses.

Celestial Green will need to comply with extensive government regulations in order to ensure that the Rondonia Project generates the desired carbon credits.  Failure of Celestial Green to do so or any adverse change in the regulatory scheme governing its planned operations may have a material adverse effect on its business and consequently, that of Celestial Investments.

Employees

Other than Ciaran S. Kelly and Phillip Jett, its executive officers, Celestial Investments currently has no employees.  It outsources its personnel needs to Industry RE pursuant to the agreement described in “Sales and Marketing Efforts” above.

Facilities

Celestial Investments occupies two office suites in Beckenham, Kent, England, which it leases from a non-affiliated party for £1,250 per month plus VAT pursuant to a month to month lease.  We believe that these premises are adequate for Celestial Investments’ current and proximate future needs.

Legal Proceedings

Celestial Investments is not a party to any legal proceeding.

Risk Factors

There are numerous and varied risks, known and unknown, that may prevent us from achieving our goals.  If any of these risks actually occur, out business, financial condition or results of operations may be materially adversely affected.  In such case, the trading price of our common stock could decline and shareholders could lose all or part of their investment.

Risks Relating to Our Business

Celestial Investments has an extremely limited operating history.

Since its formation in November 2008, Celestial Investments has largely focused on organizational activities and only commenced its marketing and sales efforts for carbon credits in the first quarter of 2010.  To date, Celestial Investments is a development stage company and has not generated any revenues.  There can be no assurance that we will ever generate significant revenues from Celestial Investments’ operations or ever operate profitably.

There is substantial doubt about Celestial Investments’ ability to continue as a going concern.

The opinion of the independent registered public accounting firm on the Celestial Investments’ December 31, 2009 financial statements states that the financial statements were prepared assuming Celestial Investments will continue as a going concern.  As discussed therein, Celestial Investments had no revenues and funded its operations by a loan from one of its former shareholders.  These matters raise substantial doubt about Celestial Investments’ ability to continue as a going concern.  Our plan in regard to these matters is set forth in the notes to the financial statements.  If Celestial Investments does not generate sufficient revenues from operations, we will be required to secure alternative financing to fund its business.  There can be no assurance that if needed, such financing will be available, on commercially reasonable terms or at all.

The market for trading carbon credits is relatively new and undeveloped.

The international market for trading carbon credits is relatively new and undeveloped.  Accordingly, there can be no assurance that the trading market will fully mature and be sustained.  Celestial Investments’ business may be harmed by any volatility or other adverse developments in the market. In addition, given the relatively early stage of development of the carbon credit trading market, Celestial Investments’ experience in the market is limited.

Celestial Investments will be wholly-dependent upon its relationship with Celestial Green and the success of the Rondonia Project for its business success.

As presently contemplated, Celestial Investments’ sole initial source of revenue will be commissions from the sale of carbon credits generated by the Rondonia Project.  Accordingly, Celestial Investments will be wholly dependent upon its relationship with Celestial Green and the success of the Rondonia Project for its own business success.  There can be no assurance that Celestial Green will be successful in its business efforts, whether in implementing the Rondonia Project or otherwise. In the event the Rondonia Project is not successfully implemented, or does generate the anticipated level of carbon credits or if Celestial Green’s business or financial condition is otherwise materially adversely impacted, Celestial Investments’ business may be substantially harmed as well.

Moreover, our agreement with Celestial Green is terminable by either party upon 30 days’ notice and permits Celestial Green to appoint other sales agents for carbon credits in direct competition with Celestial Investments.  If either of the foregoing were to occur, our business and results of operations may be adversely impacted.

We are dependent on the executive officers of Celestial Investments and our third party marketing firm for our success.

The success of Celestial Investments’ marketing efforts is largely dependent on Ciaran S. Kelly and Phillip Jett, its executive officers.  We are not party to employment agreements with either of these individuals.  The loss of either of their services could have a material adverse effect on our business and prospects.

In addition, Celestial Investments has contracted with Industry RE, an unaffiliated party, to provide it with the services of up to three sales representatives.  The agreement with Industry RE is terminable by either party upon 30 days’ written notice.  Therefore, in the event of a termination of the agreement by Industry RE, Celestial Investments may be unable to secure alternative services during such notice period at comparable cost and accordingly, its business may be harmed by such a termination.

Celestial Investments’ business may be impacted by government regulation.

At present, the trading market for carbon credits, which is relatively new, is not regulated.  No assurance can be given, however, that the market will not be so regulated in the future.  The market for carbon credits is also impacted by the extent of environmental regulation imposed by the governments of industrialized nations.  For example, the failure to date by the United States to enact comprehensive climate control legislation has diminished the attractiveness of purchasing carbon credits to U.S. businesses.

Celestial Green will need to comply with extensive government regulations in order to ensure that the Rondonia Project generates the desired carbon credits.  Failure of Celestial Green to do so or any adverse change in the regulatory scheme governing its planned operations may have a material adverse effect on its business and consequently, that of Celestial Investments.

We may need additional financing to fully implement our business plan.

As noted above, if Celestial Investments fails to generate revenues as anticipated, we may require additional financing to fund its operations.  Moreover, our business plan contemplates the acquisition of complementary ventures in fields related to mining and reforestation.  No assurance can be given that we can successfully identify and consummate any such acquisition.  In addition, we may require additional financing for any such acquisition.  Any additional financing we may obtain may dilute the interests of existing shareholders.  There can be no assurance that additional financing, if needed for any reason, will be available on commercially reasonable terms or at all.  Failure to secure such financing when needed may materially adversely affect our operations.

Celestial Investments will likely face significant competition.

Celestial Investments will likely face significant competition in the marketing and sale of carbon credits.  Many of Celestial Investments’ competitors may have more extensive financial resources and industry experience.  There can be no assurance given that Celestial Investments can compete favorably.

Risks relating to our common stock

Our stock price may be volatile.

The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

•	changes in our industry;

•	competition;

•	our ability to obtain working capital financing;

•	additions or departures of key personnel;

•	a limited “public float” which could result in positive or negative pricing pressure on the market price for our common stock;

•	our ability to execute our business plan;

•	operating results that fall below expectations;

•	loss of our strategic relationship with Celestial Green;

•	regulatory developments;

•	currency fluctuations between the British Pound (in which Celestial Investments generally does business) and the U.S. Dollar;

•	economic and other external factors; and

•	period-to-period fluctuations in our financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies.  These market fluctuations may also materially and adversely affect the market price of our common stock.

We have not paid dividends in the past and do not expect to pay dividends in the future.  Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate doing so in the foreseeable future.  The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting us at such time as our board of directors may consider relevant.  If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

There is currently on a limited and sporadic trading market for our common stock and we cannot ensure that a liquid market one will ever develop; or be sustained.

Our common stock is quoted for trading on the Over-the-Counter Bulletin Board (the “OTC Bulletin Board”) and the Frankfurt Stock Exchange.  However, trading of our common stock is limited and sporadic.

For companies such as ours whose securities are traded in the OTC Bulletin Board or on the Frankfurt Stock Exchange, it is more difficult (1) to obtain accurate quotations, (2) to obtain coverage for significant news events because major wire services generally do not publish press releases about such companies, and (3) to obtain needed capital.  There can be no assurance that a liquid market in our common stock will ever develop or be sustained.

Our common stock is deemed a “penny stock,” which makes it more difficult for our investors to sell their shares.

Our common stock is subject to the “penny stock” rules adopted under Section 15(g) of the Exchange Act.  The penny stock rules generally apply to companies whose common stock is not listed on The Nasdaq Stock Market or other national securities exchange and trades at less than $4.00 per share, other than companies that have had average revenue of at least $6,000,000 for the last three years or that have tangible net worth of at least $5,000,000 ($2,000,000 if the company has been operating for three or more years).  These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances.  Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited.  If we remain subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for our securities.  If our common stock are subject to the penny stock rules, investors will find it more difficult to dispose of our common stock.

Availability for sale of a substantial number of shares of our common stock may cause the price of our common stock to decline.

If our stockholders sell substantial amounts of our common stock in the public market, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of our common stock could fall.  The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult our ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

Compensation Arrangements

It is anticipated that Messrs. Ciaran S. Kelly and Phillip Jett, the executive officers of Celestial Investments, will be compensated on a commission only basis for their services.  While the precise terms of such arrangements are still under negotiation, it is anticipated that commission rates will be comparable to industry norms.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our common stock as of August 25, 2010 for:

•	each of our directors and executive officers;

•	all of our directors and executive officers as a group; and

•	any other beneficial owner of more than five percent (5%) of our outstanding common stock.

Directors and Executive Officers (1)	Shares Beneficially Owned	Percentage

Anthony J. Finn	0	0
Sigfried M. Klein	0	0
Humberto Medeiros de Moraes	0	0
Ramon Cachafeiro Troitiño	0	0
João Borges Andrade	0	0
Thorsten Barth	0	0
Ciaran Sheamus Kelly	1,800,000	7.9%
All directors and executive officers as a group (7 persons)	1,800,000	7.9%

5% or greater beneficial holders (1)
Manfred H. Wutzer	13,950,237	61.6%
Eurospaininvest, P.L. (2)	2,000,000	8.8%

(1)	The address of each director, executive officer and 5% or greater beneficial owner is c/o the Company, 20900 N.E. 30th Avenue, 8th Floor, Aventura, FL 33180.

(2)	Mr. Dieter Huhn is the majority owner and sole officer of Eurospaininvest, P.L.

Certain Relationships and Related Transactions

Ciaran S. Kelly, who was a 30% shareholder of Celestial Investments, is a director of Apollo.  Mr. Kelly received 1,800,000 shares of our common stock in the Share Exchange.  In addition, Mr. Kelly advanced approximately $26,000 to Celestial Investments to fund its operations.  In connection with the consummation of the Share Exchange, Mr. Kelly contributed such advances to the capital of Celestial Investments.

Humberto Medeiros de Moraes, Apollo’s Vice President and João Borges Andrade, a director of Apollo, are members of Celestial Green’s management team.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward Looking Statements

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects upon the Company.  There can be no assurance that future developments affecting the Company will be those anticipated by management.  Actual results may differ materially from those included in the forward-looking statements.  You should not assume that the information contained in this report is accurate as of any date other than the date of this report.  Changes to the information contained in this report may occur after that date and the Company does not undertake any obligation to update the information unless required to do so by law.

General

Celestial Investments is a development stage company which intends to act as a selling agent in the United Kingdom and Ireland for carbon credits generated by the Rondonia Project to be conducted by Celestial Green.

Results of Operations

Six months ended June 30, 2010.

Celestial Investments did not have any revenues during the six months ended June 30, 2010.  Expenses during the six months ended June 30, 2010 were $7,853 (representing general and administrative expenses).  As a result, Celestial Investments incurred a net loss of $7,853 during the six months ended June 30, 2010.

Year ended December 31, 2009 as compared to period from November 30, 2008 (Inception) through December 31, 2008.

Celestial Investments did not have any revenues during 2009 or the period from November 20, 2008 (Inception) to December 31, 2008.  Expenses during 2009 were $18,610 (representing general and administrative expenses) as compared to $0 during the prior period.  As a result, Celestial Investments incurred a net loss of $18,610 during 2009 as compared to $0 during the 2008 period.

Liquidity and Capital Resources

To date, Celestial Investments’ capital needs have been met through advances from Ciaran S. Kelly, a principal shareholder, which aggregated approximately $26,000.  In connection with consummation of the Share Exchange, Mr. Kelly contributed such advances to the capital of Celestial Investments.

Celestial Investments believes that it will be able to fund its planned operations through cash flow generated from commissions on the sale of carbon credits, which sales are expected to start closing in the late third quarter or early fourth quarter of 2010.  However, there can be no assurance that this will be the case, that Celestial Investments will not require additional financing and as to the availability and terms of any financing it may require.

Item 3.02.	Unregistered Sale of Securities.

See “Item 1.01.  Entry into a Material Definitive Agreement” above.

Item 5.06.	Change in Shell Company Status.

As a result of the consummation of the Share Exchange, we believe that we are no longer a shell company as that term is defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The following financial statements of Celestial Investments Limited are filed in this Current Report on Form 8-K as Exhibit 99.1:

Report of Independent Registered Public Accounting Firm

Balance Sheets at December 31, 2008, December 31, 2009 and June 30, 2010
(unaudited)

Statements of Operations for the Period from November 20, 2008 (Inception)
to December 31, 2008, the Year Ended December 31, 2009, the Six Months
Ended June 30, 2010 (unaudited) and the period from Inception (November 20,
2008) to June 30, 2010

Statements of Changes in Stockholder’s Deficit for the Period from November
20, 2008 (Inception) through December 31, 2008, the Year Ended December
31, 2009 and the Six Months Ended June 30, 2010

Statements of Cash Flows for the Period from November 20, 2008 (Inception) to
December 31, 2008, the Year Ended December 31, 2009, the Six Months Ended
June 30, 2010 (unaudited) and the period from Inception (November 20, 2008) to
June 30, 2010 (unaudited)

Notes to Financial Statements

(b)	Pro Forma Financial Information. The following pro forma financial statements of Apollo are filed in this Current Report on Form 8-K as Exhibit 99.2:

Pro Forma Condensed Consolidated Balance Sheet at June 30, 2010

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
December 31, 2009

Pro Forma Condensed Consolidated Statement of Operations for the Six Months
Ended June 30, 2010

(c)	Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement dated as of July 7, 2010, by and among Apollo Capital Group, Inc., Celestial Investments Limited and the shareholders of Celestial Investments, Ltd. (1)

10.2	Sales Agent Agreement dated as of July 18, 2009 between Celestial Investments and Celestial Green

10.3	Services Agreement dated as of August 1, 2009 between Celestial Investments and Industry RE

10.4	License Agreement dated as of January 7, 2009 between Celestial Investments and 360 ICT

99.1
Celestial Investments Limited audited financial statements at and for the year ended December 31, 2009 and for the period from November 20, 2009 (Inception) to December 31, 2008 and unaudited financial statements as of and for the six months ended June 30, 2010

99.2	Apollo Capital Group, Inc. pro forma unaudited combined financial statements at June 30, 2010, for the year ended December 31, 2009, and for the six months ended June 30, 2010

(1)	Filed as an Exhibit of the same number to Apollo’s Current Report on Form 8-K dated August 3, 2010 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO CAPITAL GROUP, INC.

Dated: August 25, 2010

	By:	/s/ Sigfried M. Klein
Sigfried M. Klein, President